Exhibit 99.2
Monthly Operating Report
ACCRUAL BASIS
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CASE NAME: INTEGRATED ELECTRICAL SERVICES, INC., ET AL.

CASE NUMBER:	06-30602-BJH-11 Chapter 11

JUDGE:	HOUSER
UNITED STATES BANKRUPTCY COURT
NORTHERN          DISTRICT OF TEXAS
DIVISION          6
MONTHLY OPERATING REPORT
MONTH ENDING: March 31, 2006
IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ David A. Miller	Senior Vice President & Chief Financial Officer

ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

David A. Miller	May 16, 2006

PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

ORIGINAL SIGNATURE OF PREPARER	TITLE

PRINTED NAME OF PREPARER	DATE

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LOCATION NAME: INTEGRATED ELECTRICAL SERVICES, INC., ET AL.
CASE NUMBER: 06-30602-BJH-11 Chapter 11

COMPARATIVE BALANCE SHEET
		ALL DOLLAR AMOUNTS IN THOUSANDS
	SCHEDULE	MONTH	MONTH	MONTH
ASSETS	AMOUNT	February 2006	March 2006
1. UNRESTRICTED CASH		12,764	14,496
2. RESTRICTED CASH		20,000	20,060
3. TOTAL CASH	$—	$32,764	$34,556	$—
4. ACCOUNTS RECEIVABLE (NET)	0	168,646	163,397
5. INVENTORY		23,935	23,579
6. NOTES RECEIVABLE			0
7. PREPAID EXPENSES		30,659	24,518
8. OTHER (ATTACH LIST)		69,740	66,930
9. TOTAL CURRENT ASSETS	$—	$325,744	$312,980	$—
10. PROPERTY, PLANT & EQUIPMENT		81,027	81,178
11. LESS: ACCUMULATED DEPRECIATION / DEPLETION		58,445	59,393
12. NET PROPERTY, PLANT & EQUIPMENT	$—	$22,582	$21,785	$—
13. DUE FROM INSIDERS		0	0
14. OTHER ASSETS — NET OF AMORTIZATION (ATTACH LIST)		24,343	24,343
15. OTHER (ATTACH LIST)		12,066	7,044
16. TOTAL ASSETS	$—	$384,735	$366,152	$—
POSTPETITION LIABILITIES
17. ACCOUNTS PAYABLE		25,081	40,397
18. TAXES PAYABLE		2,394	3,968
19. NOTES PAYABLE		0	0
20. PROFESSIONAL FEES		1,250	1,519
21. SECURED DEBT (1)		0	0
22. OTHER (ATTACH LIST)		43,121	54,200
23. TOTAL POSTPETITION LIABILITIES	$—	$71,846	$100,084	$—
PREPETITION LIABILITIES
24. SECURED DEBT		41	12
25. PRIORITY DEBT (2)		32,762	6,361
26. UNSECURED DEBT		257,425	258,418
27. OTHER (ATTACH LIST)		22,050	18,680
28. TOTAL PREPETITION LIABILITIES	$—	$312,278	$283,471	$—
29. TOTAL LIABILITIES	$—	$384,124	$383,555	$—
EQUITY
30. PREPETITION OWNERS’ EQUITY		$6,014	6,034
31. POSTPETITION CUMULATIVE PROFIT OR (LOSS)		($5,403)	(23,437)
32. DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)
33. TOTAL EQUITY	$—	$611	$(17,403)	$—
34. TOTAL LIABILITIES & OWNERS’ EQUITY	$—	$384,735	$366,152	$—

(1)	The court has authorized debtor-in-possession financing from each of Bank of America, Chubb, Suretec and IBCS. However, there are no outstanding funded borrowings as of February 28, 2006 and March 31, 2006.

(2)	Includes an esimate of outstanding funded priority claims attributable to goods received within 20 days of the petition date.

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LOCATION NAME: INTEGRATED ELECTRICAL SERVICES, INC., ET AL.
CASE NUMBER: 06-30602-BJH-11 Chapter 11

COMPARATIVE BALANCE SHEET — Detail of "Other" Lines
		ALL DOLLAR AMOUNTS IN THOUSANDS
	SCHEDULE	MONTH	MONTH	MONTH
ASSETS	AMOUNT	February 2006	March 2006
OTHER ASSETS, Current- Line 8
Retained Funds on Contracts		40,295	41,377
Contract Underbillings		24,808	22,447
Deferred Tax Asset, net of valuation allowance		2,312	2,319
Other Miscellaneous		2,325	787
Total Other Current Assets	$—	$69,740	$66,930	$—
OTHER ASSETS, Non-Current: Other Assets, Net of Amortization — Line 14
Goodwill		$24,343	$24,343
Total Other Non-Current Assets, Net of Amortization	$—	$24,343	$24,343	$—
OTHER ASSETS: Non-Current Other Assets — Line 15
Investments		$3,562	$3,339
Deferred Financing Costs		4,915	884
Long Term Notes Receivable		1,969	1,985
Deferred Tax Asset, net of valuation allowance		1,332	1,332
Miscellaneous		288	(496)
Total Other Non-Current Assets	$—	$12,066	$7,044	$—

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LOCATION NAME: INTEGRATED ELECTRICAL SERVICES, INC., ET AL.
CASE NUMBER: 06-30602-BJH-11 Chapter 11

COMPARATIVE BALANCE SHEET — Detail of "Other" Lines
		ALL DOLLAR AMOUNTS IN THOUSANDS
	SCHEDULE	MONTH	MONTH	MONTH
LIABILITIES	AMOUNT	February 2006	March 2006
OTHER LIABILITIES: Post-Petition — Line 22
Accrued Compensation and Other Expenses		20,833	28,894
Contract Overbillings		21,049	23,250
Reserve for Contract Losses		1,239	2,056
Total Other Liabilities	$—	$43,121	$54,200	$—
OTHER LIABILITIES: Pre-Petition — Line 27
Contract Overbillings		6,149	3,148
Reserve for Contract Losses		382	134
Deferred Tax Liabilities		15,519	15,519
Miscellaneous			(121)
Total Other Pre-Petition Liabilities	$—	$22,050	$18,680	$—

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LOCATION NAME: INTEGRATED ELECTRICAL SERVICES, INC., ET AL.
CASE NUMBER: 06-30602-BJH-11 Chapter 11

INCOME STATEMENT	ALL DOLLAR AMOUNTS IN THOUSANDS
	February 2006 (1)	March 2006 (2)	MONTH	QUARTER
REVENUES				TOTAL
1. GROSS REVENUES	38,799	85,179		123,977
2. LESS: RETURNS & DISCOUNTS	0	0		0
3. NET REVENUE	$38,799	$85,179	$—	$123,977
COST OF GOODS SOLD
4. MATERIAL	18,619	40,424		59,042
5. DIRECT LABOR	8,826	24,201		33,027
6. DIRECT OVERHEAD	6,144	12,756		18,899
7. TOTAL COST OF GOODS SOLD	$33,588	$77,381		$110,969
8. GROSS PROFIT	$5,211	$7,798	$—	$13,009
OPERATING EXPENSES
9. OFFICER / INSIDER COMPENSATION	127	253		380
10. SELLING & MARKETING	165	493		657
11. GENERAL & ADMINISTRATIVE	4,967	11,597		16,564
12. RENT & LEASE	425	743		1,168
13. OTHER (ATTACH LIST)	0	0		0
14. TOTAL OPERATING EXPENSES	$5,683	$13,086	$—	$18,769
15. INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$(473)	$(5,288)	$—	$(5,760)
OTHER INCOME & EXPENSES
16. NON-OPERATING INCOME (ATT. LIST)	82	0		82
17. NON-OPERATING EXPENSE (ATT. LIST)	10	0		10
18. INTEREST EXPENSE	821	(122)		699
19. DEPRECIATION / DEPLETION	0	0		0
20. AMORTIZATION	4,050	525		4,575
21. OTHER (ATTACH LIST)	57	232		289
22. NET OTHER INCOME & EXPENSES	$4,856	$635	$—	$5,490
REORGANIZATION EXPENSES
23. PROFESSIONAL FEES	0	8,151		8,151
24. U.S. TRUSTEE FEES	0	0		0
25. OTHER (ATTACH LIST)	0	3,960		3,960
26. TOTAL REORGANIZATION EXPENSES	$—	$12,111	$—	$12,111
27. INCOME TAX	75	0		75
28. NET PROFIT (LOSS)	$(5,403)	$(18,034)	$—	$(23,437)

(1)	Amounts for February 2006 are estimated for the period from the petition date of February 14, 2006 through the end of the month on February 28, 2006 (half of the month).

(2)	Amounts for March 2006 include the entire month of March 2006

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LOCATION NAME: INTEGRATED ELECTRICAL SERVICES, INC., ET AL.
CASE NUMBER: 06-30602-BJH-11 Chapter 11

INCOME STATEMENT	ALL DOLLAR AMOUNTS IN THOUSANDS
	February 2006	March 2006	MONTH	QUARTER
OTHER: Non-Operating Income Line 16				TOTAL
Third Party Interest Income	74	0		0
Miscellaneous	8			8
				0
Total for Line 16	$82	$—	$—	$82
OTHER: Non-Operating Expense — Line 17
Miscellaneous	10	0		0
				0
				0
Total for Line 17	$10	$—	$—	$10
OTHER: Income & Expense — Line 21
(Gain)/Loss on Sales of Asset	71	0		0
Debt & Entertech Adjustments		223
Other (Income) Expense	(14)	9		(5)
				0
Total for Line 21	$57	$232	$—	$289
REORGANIZATION EXPENSES — Line 25
Non-cash write-off of debt issuance costs, debt discounts and premiums, and embedded derivative liabilities.	0	3,960		3,960

Total for Line 25	$—	$3,960	$—	$3,960

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LOCATION NAME: INTEGRATED ELECTRICAL SERVICES, INC., ET AL.
CASE NUMBER: 06-30602-BJH-11 Chapter 11

	ALL DOLLAR AMOUNTS IN THOUSANDS
CASH RECEIPTS AND	MONTH	MONTH	MONTH	QUARTER
DISBURSEMENTS	February 2006 (1)	March 2006 (1)		TOTAL
1. CASH — BEGINNING OF MONTH	$39,842	$32,764		$39,842
RECEIPTS FROM OPERATIONS
2. CASH SALES	314	1,735		2,049
COLLECTION OF ACCOUNTS RECEIVABLE
3. PREPETITION	65,174	44,930		110,104
4. POSTPETITION	16,050	44,545		60,595
5. TOTAL OPERATING RECEIPTS	$81,538	$91,210	$—	$172,748
NON-OPERATING RECEIPTS
6. LOANS & ADVANCES (ATTACH LIST)	120	30		150
7. SALE OF ASSETS	6	42		48
8. OTHER (ATTACH LIST)	(404)	2,679		2,275
9. TOTAL NON-OPERATING RECEIPTS	$(278)	$2,751	$—	$2,473
10. TOTAL RECEIPTS	$81,260	$93,961	$—	$175,221
11. TOTAL CASH AVAILABLE	$121,102	$126,725	$—	$215,063
OPERATING DISBURSEMENTS
12. NET PAYROLL	19,944	21,523		41,467
13. PAYROLL TAXES PAID	6,848	7,171		14,019
14. SALES, USE & OTHER TAXES PAID	786	734		1,520
15. SECURED / RENTAL / LEASES	1,219	888		2,107
16. UTILITIES	257	445		702
17. INSURANCE	1,555	1,327		2,882
18. INVENTORY PURCHASES	32,260	21,728		53,988
19. VEHICLE EXPENSES	1,214	1,258		2,472
20. TRAVEL	195	285		480
21. ENTERTAINMENT	149	193		342
22. REPAIRS & MAINTENANCE	117	205		322
23. SUPPLIES	511	314		825
24. ADVERTISING	62	61		123
25. OTHER (ATTACH LIST)	21,091	34,520		55,611
26. TOTAL OPERATING DISBURSEMENTS	$86,208	$90,650	$—	$176,858
REORGANIZATION EXPENSES
27. PROFESSIONAL FEES	2,130	1,519		3,649
28. U.S. TRUSTEE FEES	0	0		0
29. OTHER (ATTACH LIST)	0	0		0
30. TOTAL REORGANIZATION EXPENSES	$2,130	$1,519	$—	$3,649
31. TOTAL DISBURSEMENTS	$88,338	$92,168	$—	$180,507
32. NET CASH FLOW	$(7,078)	$1,793	$—	$(5,286)
33. CASH — END OF MONTH	$32,764	$34,556	$—	$34,556

(1)	Amounts represent the cash activity for the entire months of February and March 2006.

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LOCATION NAME: INTEGRATED ELECTRICAL SERVICES, INC., ET AL.
CASE NUMBER: 06-30602-BJH-11 Chapter 11

CASH RECEIPTS & DISBURSEMENTS	ALL DOLLAR AMOUNTS IN THOUSANDS
	February 2006	March 2006	MONTH	QUARTER
OTHER: Operating Disbursements - Line 25				TOTAL
Direct and Indirect Job Cost	11,070	24,561		35,631
Subcontract Cost	3,467	6,961		10,428
Employee Related Costs		340		340
Bank Sweep Activity		951		951
Miscellaneous	6,555	1,707		8,262
Total for Line 16	$21,091	$34,520	$—	$55,611

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LOCATION NAME: INTEGRATED ELECTRICAL SERVICES, INC. ET AL.
CASE NUMBER: 06-30602-BJH-11 Chapter 11

	ALL DOLLAR AMOUNTS IN THOUSANDS
	SCHEDULE	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING	AMOUNT	FEBRUARY 2006	MARCH 2006
1. 0-30		101,707	98,840
2. 31-60		26,431	30,851
3. 61-90		12,321	11,820
4. 91+		31,492	26,205
5. TOTAL ACCOUNTS RECEIVABLE	$—	$171,951	$167,716	$—
6. AMOUNT CONSIDERED UNCOLLECTIBLE		$3,305	$4,319
7. ACCOUNTS RECEIVABLE (NET)	$—	$168,646	$163,397	$—

AGING OF POSTPETITION TAXES AND PAYABLES			MONTH: MARCH 2006
	0-30	31-60	61-90	91+
TAXES PAYABLE	DAYS	DAYS	DAYS	DAYS	TOTAL
1. FEDERAL	1,464	109	19	0	1,592
2. STATE	1,516	39	100	0	1,656
3. LOCAL	708	2	3	0	713
4. OTHER (ATTACH LIST)	8	0	0	0	8
5. TOTAL TAXES PAYABLE	$3,696	$150	$122	$—	$3,968
	0	0	0	0	0
6. ACCOUNTS PAYABLE	$38,621	$1,453	$194	$60	$40,328

STATUS OF POSTPETITION TAXES	MONTH: MARCH 2006
	BEGINNING	AMOUNT		ENDING
	TAX	WITHHELD AND/	AMOUNT	TAX
FEDERAL	LIABILITY*	OR ACCRUED	PAID	LIABILITY
1. WITHHOLDING**	297	2,709	2,249	756
2. FICA-EMPLOYEE**	208	1,962	1,909	261
3. FICA-EMPLOYER**	263	1,952	1,906	309
4. UNEMPLOYMENT	183	102	25	260
5. INCOME	0	14	14	0
6. OTHER (ATTACH LIST)	0	8	2	6
7. TOTAL FEDERAL TAXES	$951	$6,747	$6,106	$1,592
STATE AND LOCAL
8. WITHHOLDING	115	507	417	205
9. SALES	573	762	658	677
10. EXCISE	0	0	0	0
11. UNEMPLOYMENT	598	426	0	1,024
12. REAL PROPERTY	69	96	0	165
13. PERSONAL PROPERTY	52	69	25	96
14. OTHER (ATTACH LIST)	36	200	27	209
15. TOTAL STATE & LOCAL	$1,443	$2,059	$1,127	$2,376
16. TOTAL TAXES	$2,394	$8,806	$7,232	$3,968

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

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LOCATION NAME: INTEGRATED ELECTRICAL SERVICES, INC. ET AL.
CASE NUMBER: 06-30602-BJH-11 Chapter 11
The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

	MONTH: MARCH 2006
BANK RECONCILIATIONS
	Account #1	Account #2	Account #3
A. BANK:	Summary
B. ACCOUNT NUMBER:	See Attached Schedule			TOTAL
C. PURPOSE (TYPE):	IES Corporate	IES Subsidiaries
1. BALANCE PER BANK STATEMENT	$9,526	not available		$9,526
2. ADD: TOTAL DEPOSITS NOT CREDITED	0	not available		0
3. SUBTRACT: OUTSTANDING CHECKS	1,552	not available		1,552
4. OTHER RECONCILING ITEMS	408	not available		408
5. MONTH END BALANCE PER BOOKS	$8,382	$(2,615)	$—	$5,767
6. NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS
	DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER	PURCHASE	INSTRUMENT	PRICE	VALUE
7. Bank of America, 220-08522-1-4 EDW	2/2/2006	Money Market	17	17
8. Bank of America, 249-00506-1-0 EDW*	2/3/2006	Money Market	20,000	20,000
9. Bank of America, 249-00506-1-0 EDW*	3/1/2006	Money Market	60	60
10. Bank of America, Liquidity Management Account, 3756665754	3/17/2006	Columbia Treasury Reserves	1,260	1,260
11 Bank of America, Liquidity Management Account, 3756665754	3/20/2006	Columbia Treasury Reserves	324	324
12 Bank of America, Liquidity Management Account, 3756665754	3/21/2006	Columbia Treasury Reserves	578	578
13 Bank of America, Liquidity Management Account, 3756665754	3/23/2006	Columbia Treasury Reserves	1,502	1,502
14 Bank of America, Liquidity Management Account, 3756665754	3/27/2006	Columbia Treasury Reserves	1,897	1,897
15 Bank of America, Liquidity Management Account, 3756665754	3/28/2006	Columbia Treasury Reserves	2,559	2,559
16 Bank of America, Liquidity Management Account, 3756665754	3/31/2006	Columbia Treasury Reserves	490	490
17 TOTAL INVESTMENTS			$28,687	$28,687

CASH
18 CURRENCY ON HAND / DEPOSIT IN TRANSIT	102

19 TOTAL CASH — END OF MONTH	$34,556

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LOCATION NAME: INTEGRATED ELECTRICAL SERVICES, INC. ET AL.
CASE NUMBER: 06-30602-BJH-11 Chapter 11

BANK RECONCILIATIONS - ACCOUNTS 1 - 11
	Account #1	Account #2	Account #3	Account #4	Account #5	Account #6	Account #7	Account #8	Account #9	Account #10	Account #11
A. BANK:	Bank of America	Bank of America	Bank of America	Bank of America	Bank of America	First American	First American	Amegy	Wells Fargo	Regions Bank	LaSalle
B. ACCOUNT NUMBER:	0013-9000-0887	0013-9001-2079	375-666-2809	375-666-5754	0013-9006-4292	331-276-202	335-519-729	316-474	494-507-3211	78-8700-0154	5800384397
C. PURPOSE (TYPE):	Master Concentration	A/P Account	Business Capital	Operating Acct	BCBSTX Benefit	Master Concentration	P/R Tax Escrow	Master Concentration	Master Concentration	Master Concentration	Master Concentration	Total
1. BALANCE PER BANK STATEMENT	$—	$—	$5,950	$20	$—	$350	$4,023	$568	$17	$118	$428	$11,474
2. ADD: TOTAL DEPOSITS NOT CREDITED	0	0				0						0
3. SUBTRACT: OUTSTANDING CHECKS	0	0				0						0
4. OTHER RECONCILING ITEMS	(275)	1		1		99	(12)					(186)
5. MONTH END BALANCE PER BOOKS	$(275)	$1	$5,950	$21	$—	$449	$4,011	$568	$17	$118	$428	$11,288
6. NUMBER OF LAST CHECK WRITTEN	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

BANK RECONCILIATIONS - ACCOUNTS 12 - 22
	Account #12	Account #13	Account #14	Account #15	Account #16	Account #17	Account #18	Account #19	Account #20	Account #21	Account #22
A. BANK:	JP Morgan Chase	Wachovia	US Bank	JP Morgan Chase	Bank of America	JP Morgan Chase	JPM Chase	Bank of America	Bank of America	Bank of America
B. ACCOUNT NUMBER:	601-854-714	2000-0140-45185	4346-84-7728	323-297-692	139-000-0890	601-854-698	601-854-706	442-620-1256	0013-9000-0900	0013-9001-2066
C. PURPOSE (TYPE):	A/P	Master Concentration	Master Concentration	Master Concentration	A/P (Closed)	A/P Account (ZBA)	A/P Account (ZBA)	Payroll (ZBA)	Payroll (ZBA)	A/P Account (ZBA)		Total
1. BALANCE PER BANK STATEMENT	$—	$842	$747	$101	$—	$—	$—	$—	$—	$—		$1,690
2. ADD: TOTAL DEPOSITS NOT CREDITED	0					0						0
3. SUBTRACT: OUTSTANDING CHECKS	1,016					21	514		1			1,552
4. OTHER RECONCILING ITEMS	603				(10)	8		(74)	66	1		594
5. MONTH END BALANCE PER BOOKS	$(413)	$842	$747	$101	$(10)	$(13)	$(514)	$(74)	$65	$1		$732
6. NUMBER OF LAST CHECK WRITTEN	14334	n/a	n/a	n/a	n/a	7,243	3,310	n/a	n/a	n/a	n/a	n/a

BANK RECONCILIATIONS - ALL ACCOUNTS	TOTAL
A. BANK:
B. ACCOUNT NUMBER:
C. PURPOSE (TYPE):
1. BALANCE PER BANK STATEMENT	$13,164
2. ADD: TOTAL DEPOSITS NOT CREDITED	0
3. SUBTRACT: OUTSTANDING CHECKS	1,552
4. OTHER RECONCILING ITEMS	408
5. MONTH END BALANCE PER BOOKS	$12,020
6. NUMBER OF LAST CHECK WRITTEN	see support

INVESTMENT ACCOUNTS
	DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER	PURCHASE	INSTRUMENT	PRICE	VALUE
7. Bank of America, 220-08522-1-4 EDW	2/2/06	Money Market	17	17
8. Bank of America, 249-00506-1-0 EDW*	2/3/06	Money Market	20,000	20,000
9. Bank of America, 249-00506-1-0 EDW*	3/1/06	Money Market	60	60
10. Bank of America, Liquidity Management Account, 3756665754	3/17/06	Columbia Treasury Reserves	1,260	1,260
11 Bank of America, Liquidity Management Account, 3756665754	3/20/06	Columbia Treasury Reserves	324	324
12 Bank of America, Liquidity Management Account, 3756665754	3/21/06	Columbia Treasury Reserves	578	578
13 Bank of America, Liquidity Management Account, 3756665754	3/23/06	Columbia Treasury Reserves	1,502	1,502
14 Bank of America, Liquidity Management Account, 3756665754	3/27/06	Columbia Treasury Reserves	1,897	1,897
15 Bank of America, Liquidity Management Account, 3756665754	3/28/06	Columbia Treasury Reserves	2,559	2,559
16 Bank of America, Liquidity Management Account, 3756665754	3/31/06	Columbia Treasury Reserves	490	490
17 TOTAL INVESTMENTS			$28,687	$28,687

CASH
18 CURRENCY ON HAND / DEPOSIT IN TRANSIT	102

19 TOTAL CASH — END OF MONTH	$40,809

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LOCATION NAME: INTEGRATED ELECTRICAL SERVICES, INC., ET AL.
CASE NUMBER: 06-30602-BJH-11 Chapter 11
MONTH: MARCH 2006
PAYMENTS TO INSIDERS AND PROFESSIONALS
OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

SECTION 1 — PAYMENTS TO INSIDERS — CORPORATE TO COMPLETE
		TYPE OF	AMOUNT	TOTAL PAID
NAME		PAYMENT	PAID	TO DATE
1.	See attached schedule	Salary	$237	$355
2.	See attached schedule	Auto Allowance	$14	$20
3.	See attached schedule	Executive Disability	$0	$1
4.	See attached schedule	401 (k) Match	$3	$4
5.
6.	TOTAL PAYMENTS TO INSIDERS		$253	$380

SECTION 2 — PAYMENTS TO PROFESSIONALS — CORPORATE TO COMPLETE
		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
NAME		PAYMENT	APPROVED	PAID	TO DATE	& UNPAID *
1.	See attached schedule	03/13/06	see schedule	$585	$803	$2,105
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO PROFESSIONALS		$—	$585	$803	$2,105

*	INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED
SECTION 3 — POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.	N/A - no schedule of liabilities for filing
2.
3.
4.
5.
6.	TOTAL	$—	$—	$—

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LOCATION NAME: INTEGRATED ELECTRICAL SERVICES, INC., ET AL.
CASE NUMBER: 06-30602-BJH-11 Chapter 11
Monthly Operating Report — Accrual Basis — Report 6 — Insider Payment Detail ($000’s)

INSIDER[1] PAYMENTS
		TYPE OF	AMOUNT	TOTAL PAID
NAME		PAYMENT	PAID	MTD
1	Cyrus B. Snyder	Salary	$20.8	$31.3
	Cyrus B. Snyder	Auto Allowance	$1.5	$2.3
2	Richard C. Humphrey	Salary	$25.0	$37.5
	Richard C. Humphrey	Auto Allowance	$1.5	$2.3
	Richard C. Humphrey	Executive Disability	$0.3	$0.4
	Richard C. Humphrey	401(k) Match	$0.4	$0.6
3	David A. Miller	Salary	$22.9	$34.4
	David A. Miller	Auto Allowance	$1.5	$2.3
	David A. Miller	Executive Disability	$0.2	$0.3
	David A. Miller	401(k) Match	$0.3	$0.5
4	Curtlon L. Warnock	Salary	$18.8	$28.1
	Curtlon L. Warnock	Auto Allowance	$1.5	$2.3
	Curtlon L. Warnock	401(k) Match	$0.3	$0.5
5	Robert B. Callahan	Salary	$14.6	$21.9
	Robert B. Callahan	Auto Allowance	$1.5	$2.3
6	Robert L. Wilson	Salary	$20.8	$31.3
	Robert L. Wilson	Auto Allowance	$1.5	$2.3
	Robert L. Wilson	401(k) Match	$0.2	$0.3
7	Michael Bertoldi	Salary	$18.8	$28.1
	Michael Bertoldi	Auto Allowance	$1.5	$2.3
	Michael Bertoldi	401(k) Match	$0.3	$0.5
8	Johnny Menninga	Salary	$18.8	$28.1
	Johnny Menninga	Auto Allowance	$1.5	$2.3
	Johnny Menninga	401(k) Match	$0.4	$0.7
9	Glenn Schaefer	Salary	$20.8	$31.3
	Glenn Schaefer	Auto Allowance	$1.5	$2.3
	Glenn Schaefer	401(k) Match	$0.3	$0.5
10	Robert Lewey	Salary	$14.2	$21.2
	Robert Lewey	401(k) Match	$0.2	$0.3
11	Jefford Dixon	Salary	$13.3	$20.0
	Jefford Dixon	401(k) Match	$0.2	$0.3
12	Gregory Upham	Salary	$14.2	$21.2
13	Philip deLoache	Salary	$13.8	$20.6
	TOTAL PAYMENTS TO INSIDERS		$253.3	$379.9

1.	Total	Salary	$236.7	$355.0
2.	Total	Auto Allowance	$13.5	$20.3
3.	Total	Executive Disability	$0.5	$0.7
4.	Total	401(k) Match	$2.6	$4.0
5.
6.	TOTAL PAYMENTS TO INSIDERS		$253.3	$379.9

[1]	Defined as Officer and Directors of Integrated Electrical Services, Inc.

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LOCATION NAME: INTEGRATED ELECTRICAL SERVICES, INC., ET AL.
CASE NUMBER: 06-30602-BJH-11 Chapter 11
Monthly Operating Report — Accrual Basis — Report 6 — Payments to Professionals ($000’s)

PROFESSIONALS
		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
NAME		PAYMENT	APPROVED	PAID **	TO DATE **	& UNPAID *
1.	Vinson & Elkins	3/13/2006	80% of billed	307	510	598
2.	Glass	3/13/2006	No preset limit	178	178	0
3.	Gordian	3/13/2006	80% of billed	100	100	0
4.	Financial Balloting Group	3/13/2006	No preset limit	0	15	0
5.	Weil Gotshal	3/13/2006	80% of billed	0	0	925
6.	Conway Del Genio	3/13/2006	80% of billed	0	0	0
7	Jenner & Block	3/13/2006	80% of billed	0	0	450
8	Guiliani Capital	3/13/2006	80% of billed	0	0	132

	TOTAL PAYMENTS TO PROFESSIONALS		$—	$585	$803	$2,105

*	INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

**	NO PAYMENTS MADE BETWEEN FEBRUARY 14-28, COURT APPROVAL AUTHORIZING PAYMENT NOT RECEIVED UNTIL 03/13/06.
THE ONLY EXCEPTION WAS FOR FINANCIAL BALLOTING GROUP IN WHICH LEGAL ADVISED & APPROVED PAYMENT.

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Monthly Operating Report
ACCRUAL BASIS-7
rwd, 1/05
LOCATION NAME: INTEGRATED ELECTRICAL SERVICES, INC., ET AL.
CASE NUMBER: 06-30602-BJH-11 Chapter 11
MONTH: MARCH 31, 2006
QUESTIONNAIRE

		YES	NO

1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?	X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X
IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
2. All disbursements are made from accounts which are part of the court approved cash management system.

4. The Company filed a motion with the bankruptcy court seeking authority to pay all undisputed pre-petition trade vendor claims in the ordinary course of business (the “Trade Vendor Motion”). The court approved this motion on February 15, 2006. Any payments made on pre-petition liabilities in this reporting period were under ordinary course of business.

5. While there is no funded debt outstanding as of March 31, 2006, the court has approved financing agreements with Bank of America, Chubb, Suretec and IBCS.

11. The company filed a motion with the court on February 14, 2006 seeking authority to pay pre-petition taxes in the ordinary course of business. The court approved this motion on February 15, 2006.

		YES	NO

1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.
IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS
TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY

See Attached Schedule

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Monthly Operating Report
ACCRUAL BASIS-7
rwd, 1/05
LOCATION NAME: INTEGRATED ELECTRICAL SERVICES, INC.,ET AL.
CASE NUMBER: 06-30602-BJH-11 Chapter 11
MONTH: MARCH 31, 2006

INSTALLMENT PAYMENTS
TYPE OF				PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED		& FREQUENCY ($000's)

Workers Compensation-Deductible (All States except Monopolistic States and OR, AZ, NJ & CA)	American Casualty Co — E.L. Limit $1MM	11/01/05	11/01/06	$115.84	MONTHLY
Workers Compensation-Deductible (All States except Monopolistic States and OR, AZ, NJ & CA)	American Casualty Co — Surcharges/Fees	11/01/05	11/01/06	$1.38	MONTHLY
Workers Compensation-Deductible (All States except Monopolistic States and OR, AZ, NJ & CA)	American Casualty Co — Terrorism	11/01/05	11/01/06	$5.77	MONTHLY
Workers Compensation-CA	American Casualty Co — E.L. Limit $1MM	11/01/05	11/01/06	$4.59	MONTHLY
Workers Compensation-CA	American Casualty Co — Surcharges/Fees	11/01/05	11/01/06	$0.38	MONTHLY
Workers Compensation-CA	American Casualty Co — Terrorism	11/01/05	11/01/06	$0.23	MONTHLY
Workers Compensation-Retro OR, AZ, NJ	Transportation Ins Co — E.L. Limit $1MM	11/01/05	11/01/06	$5.12	MONTHLY
Workers Compensation-Retro OR, AZ, NJ	Transportation Ins Co - Surcharges/Fees	11/01/05	11/01/06	$0.17	MONTHLY
Workers Compensation-Retro OR, AZ, NJ	Transportation Ins Co — Terrorism	11/01/05	11/01/06	$0.35	MONTHLY
Stop Gap Liability	Transportation Ins Co	11/01/05	11/01/06	$0.01	MONTHLY
Business Auto	Continental Casualty — $1MM CSL	11/01/05	11/01/06	$56.42	MONTHLY
Business Auto	Continental Casualty — Terrorism	11/01/05	11/01/06	$0.06	MONTHLY
General Liability	Interstate Fire & Casualty — $1MM / $2MM / $10MM	11/01/05	11/01/06	$94.00	MONTHLY
General Liability	Interstate Fire & Casualty — Terrorism	11/01/05	11/01/06	$3.76	MONTHLY
General Liability	Interstate Fire & Casualty — State Tax & Stamping Fee	11/01/05	11/01/06	$4.84	MONTHLY
Umbrella Liability	RSUI Indemnity Co — Primary $25MM	11/01/05	11/01/06	$97.25	MONTHLY
Umbrella Liability	RSUI Indemnity Co — Terrorism	11/01/05	11/01/06	$2.08	MONTHLY
Umbrella Liability	American Guarantee — Next $25MM	11/01/05	11/01/06	$22.92	MONTHLY
Umbrella Liability	American Guarantee — Terrorism	11/01/05	11/01/06	$0.23	MONTHLY
Umbrella Liability	Westchester Fire	11/01/05	11/01/06	$10.00	MONTHLY
Umbrella Liability	Great American — Next $25MM	11/01/05	11/01/06	$8.33	MONTHLY
Umbrella Liability	Great American — Terrorism	11/01/05	11/01/06	$0.08	MONTHLY
Employment Practices Liability (EPL)	National Union Fire	11/01/05	11/01/06	$15.22	MONTHLY
Crime	Federal Insurance Co	11/01/05	11/01/06	$9.17	MONTHLY
Fiduciary	St. Paul Mercury	11/01/05	11/01/06	$1.29	MONTHLY
Inland Marine Package	National Fire Ins Hartford	11/01/05	11/01/06	$23.37	MONTHLY
Loss Control Services	Bowen, Miclette & Britt	11/01/05	11/01/06	$12.25	MONTHLY
Agency Fee	Bowen, Miclette & Britt	11/01/05	11/01/06	$41.35	MONTHLY
Property	Travelers Property & Cas	12/15/05	12/15/06	$18.00	MONTHLY
Boiler & Machinery	Continental Casualty	12/15/05	12/15/06	$0.06	MONTHLY
Directors & Officers Liability	XL Specialty Ins Co	12/15/05	03/01/07	$57.26	MONTHLY
Directors & Officers Liability	American Cas of Reading	12/15/05	03/01/07	$22.67	MONTHLY
Directors & Officers Liability	Platte River Ins Co	12/15/05	03/01/07	$14.41	MONTHLY
Directors & Officers Liability	RSUI Indemnity	12/15/05	03/01/07	$12.58	MONTHLY
Directors & Officers Liability	St. Paul Mercury Ins Co	12/15/05	03/01/07	$6.44	MONTHLY
Aviation — Primary	U. S. Specialty	01/29/06	01/29/07	$0.25	MONTHLY
Kidnap & Ransom/Extortion	National Union Fire	04/21/03	04/21/06	$1.20	MONTHLY
Foreign Package	Ins Co of the State of PA	06/17/05	06/17/06	$0.50	MONTHLY

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